UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado	80903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Per Share Par Value	CNTY	Nasdaq Capital Market, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2024, Century Casinos, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders voted to approve the Amended and Restated 2016 Equity Incentive Plan (the "2016 Plan"), authorized the issuance an additional 2,430,400 shares of common stock thereunder, extended the term of the 2016 Plan, and made certain other decision changes to the 2016 Plan. The 2016 Plan provides for the grant of options (both nonqualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance stock units, and other stock-based awards to employees, directors, and consultants of the Company or its subsidiaries.

A summary of the 2016 Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024. That summary and the foregoing description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Century Casinos, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 24, 2024. The final voting results on each proposal brought before the Annual Meeting are as follows:

Proposal 1: To elect two Class III directors to the Company’s Board of Directors

	For	Against	Abstain	Broker Non-Votes
Erwin Haitzmann	14,949,896	2,427,458	8,035	6,836,961
Gottfried Schellmann	11,196,724	6,180,095	8,570	6,836,961

Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

For	Against	Abstain
24,032,610	160,919	28,821

Proposal 3: To consider and vote upon an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
15,177,075	2,116,256	92,058	6,836,961

Proposal 4: To consider and vote upon a proposal to approve the Amended and Restated 2016 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
16,034,224	1,313,452	37,713	6,836,961

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2016 Equity Incentive Plan
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date: June 25, 2024

By: /s/ Margaret Stapleton

Margaret Stapleton

Chief Financial Officer